SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004

                                   FORM 8-K

                                CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)  APRIL 11, 2001
                                                    -------------------
                      Commission File Number 0-404
                                             ------

                  THE CONNECTICUT LIGHT & POWER COMPANY
                          --------------------
         (Exact name of registrant as specified in its charter)


                CONNECTICUT                   06-0303850
                -------------                 ----------

     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


    SELDEN STREET, BERLIN, CONNECTICUT                     06037-1616
    ------------------------------------------------------------------
        (Address of principal executive offices)           (Zip Code)


                             (860) 665-5000
                             --------------
          (Registrant's telephone number, including area code)


                             Not Applicable
                             --------------
      (Former name or former address, if changed since last report)


ITEM 9.  REGULATION FD DISCLOSURE

  The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

                               SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE CONNECTICUT LIGHT & POWER COMPANY
                              (Registrant)



                              By:    /S/RANDY A. SHOOP
                              Name:  RANDY A. SHOOP
                              Title: TREASURER

                              Date:   April 11, 2001